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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                            -------------------------

       Date of Report (Date of earliest event reported) : December 1, 1999

                          MERRILL LYNCH DEPOSITOR, INC.
            (ON BEHALF OF PUBLIC STEERS(R) SERIES 1998 IBM Z-2 TRUST)
             (Exact name of registrant as specified in its charter)

           DELAWARE                 333-29015              13-3891329
        (State or other            (Commission         (I. R. S. Employer
        jurisdiction  of           File Number)        Identification No.)
        incorporation)

       WORLD FINANCIAL CENTER,                               10281
        NEW YORK,  NEW YORK                                (Zip Code)
       (Address of principal
        executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 1. CHANGES IN CONTROL OF REGISTRANT

       Not Applicable

ITEM 2. ACQUISITION OF DISPOSITION OF ASSETS

       Not Applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

       Not Applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

       Not Applicable


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ITEM 5.       OTHER EVENTS

       99.1 Distribution to holders of the Public STEERS(R) Series 1998 IBM Z-2 Trust Class A Certificates on December 1, 1999.

ITEM 6.       RESIGNATION OF REGISTRANT'S DIRECTORS

       Not Applicable

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

       (a)    Financial statements of business acquired.

              Not applicable

       (b)    Pro forma financial information.

              Not applicable.

       (c)    Exhibits.

              99.1 Trustee's report in respect of the December 1, 1999 distribution to holders of the Public STEERS(R) Series 1998 IBM Z-2 Trust Class A Certificates.

ITEM 8.       CHANGE IN FISCAL YEAR

       Not Applicable.

ITEM 9.       SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

       Not Applicable

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             MERRILL LYNCH DEPOSITOR, INC.

       Date:  12/2/99                        By:     /s/ Barry N. Finkelstein
                                             Name:   Barry N. Finkelstein
                                             Title:  President







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                                  EXHIBIT INDEX


       99.1 Trustee's report in respect of the December 1, 1999 distribution to holders of the Public STEERS(R) Series 1998 IBM Z-2 Trust Class A Certificates.